Exhibit 10.1

                                                                  EXECUTION COPY

                        SIXTH AMENDMENT dated as of October 15, 2002 (this
                  "Amendment"), to the Credit Agreement dated as of February 26, 1999, as amended by the Amendment dated as of January 10, 2000, the Second Amendment dated as of January 31, 2000, the Third Amendment dated as of June 9, 2000, the Fourth Amendment dated as of June 1, 2001, and the Fifth Amendment dated as of April 12, 2002 (the "Credit Agreement"), among PLAYBOY ENTERPRISES, INC., a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), the financial institutions from time to time party thereto (the "Lenders") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent and as issuing bank.

            A. The parties hereto have entered into the Credit Agreement, pursuant to which the Lenders have agreed to extend credit to the Borrower (as defined in the Credit Agreement) on the terms and subject to the conditions set forth therein.

            B. The Company and PHI have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions set forth below, to amend the Credit Agreement as provided herein.

            C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) The following new definitions are inserted into Section 1.01 in their proper alphabetical position:

                  "Existing Playboy TV International Agreements" shall mean the agreements listed on Schedule 1.01(b) hereto, in the forms delivered to the Lenders pursuant to Section 5.03(h)."

                  "Playboy TV International Amendments" shall mean the
            amendments to the Existing Playboy TV International Agreements implementing the Playboy TV International Restructuring."

                  "Playboy TV International Restructuring" shall mean a series of transactions more fully described in the PTVI Deal Outline attached as Schedule 1.01(d) hereto pursuant to which (a) Playboy Entertainment Group, Inc., a wholly owned subsidiary of the Borrower ("PEGI"), will own all the Equity Interests in Playboy TV International not currently owned by it, (b) PEGI will retain its 19% Equity Interest in Playboy TV-Latin America, LLC, (c) Claxson Interactive Group Inc. and its Affiliates ("Claxson") will transfer to the Company the Equity Interests owned by it in Playboy Online and (d) the Latin American internet joint venture between Playboy Online and Claxson will be canceled, all as described in the PTVI Deal Outline attached as Schedule 1.01(d) hereto."

            (b) The definitions of "Playboy International, Playboy International Capital Contributions, Playboy International Initial Fee and Playboy International Rights Acquisition Fee in Section 1.01 are amended to read as follows:

                  "Playboy TV International" shall mean Playboy TV
            International, LLC, a Delaware limited liability company that, pursuant to the Playboy TV International Amendments, will become a Wholly Owned Subsidiary.

                  "Playboy TV International Capital Contributions" shall mean the capital contributions made by Playboy Entertainment Group, Inc. to Playboy TV International pursuant to the Existing Playboy TV International Agreements.

                  "Playboy TV International Initial Fee" shall mean the initial fee paid under the Existing Playboy TV International Agreements at the time of the initial closing of the transactions provided for therein.

                  "Playboy TV International Rights Acquisition Fee" shall mean the fees payable under Section 7.1 of the Operating Agreement for Playboy TV International, LLC included in the Existing Playboy TV International Agreements.

            (c) The definition of "Playboy TV International Agreements in
Section 1.01 is amended to read as follows:

                  "Playboy TV International Agreements" shall mean, initially, the Existing Playboy TV International Agreements, and after the effectiveness of the Playboy TV International Amendments, the Existing Playboy TV International Agreements as amended by such Playboy TV International Amendments, in each case as the same may be further amended from time to time in accordance with Section 6.09.

            (d) Section 5.03 is amended by relettering paragraphs (i) and (j) as paragraphs (j) and (k) respectively and by inserting after paragraph (h) the following new paragraph (i):

                  "(i) promptly following their execution and delivery, copies certified by a Responsible Officer of the Borrower of the Playboy TV International Amendments;".

            (e) The following new sentence is inserted at the end of Section 5.09(a):

            "Without limiting the foregoing, (i) promptly, and in any event within 10 Business Days after the acquisition thereof, cause all Equity Interests acquired by it pursuant to the Playboy TV International Restructuring to be pledged to the Collateral Agent under the Pledge Agreement and (ii) promptly, and in any event within 10 Business Days after Playboy TV International shall become a Subsidiary pursuant to the Playboy TV International Restructuring, cause Playboy TV International and each of its subsidiaries (other than any Foreign Subsidiary) to become a party to the Subsidiary Guarantee Agreement and the applicable Security Documents and to deliver to the Collateral Agent for filing or recordation all such instruments as shall be necessary in order for the Collateral Requirement and the Guarantee Requirement to be satisfied with respect to such corporations."

            (f) Section 6.04(h) is amended to read as follows:

                  "(h) investments made pursuant to the Playboy TV International
            Agreements;".

            (g) Section 6.09 is amended to read as follows:

                        "SECTION 6.09. Amendment of Material Agreements. Amend,
                  modify or waive in any material respect the Playboy TV International Agreements (other than by execution of the Playboy TV International Amendments) or any agreement governing Material Indebtedness if any such amendment, modification or waiver, taken together with any related amendments, modifications or waivers, would be materially likely to result in a Material Adverse Effect or to be materially adverse to the rights or interests of the Lenders (including by materially reducing the amount of any prepayment required to be made hereunder), or permit the Playboy TV International Amendments to contain any terms not described in
                  Schedule 1.01(d) hereto that would be materially likely to result in a Material Adverse Effect or to be materially adverse to the rights or interests of the Lenders.

            (h) Paragraph (f)(i) of Article VII is amended by deleting the reference therein to "Bloomfield Mercantile Inc. or its successors or assigns, or any of their respective Affiliates" and replacing it with the words "any party to the Playboy TV International Agreements other than the Company and the Subsidiaries".

            (i) Schedules 1.01(b) and 1.01(d) to this Amendment are hereby appended to the Credit Agreement as Schedules 1.01(b) and 1.01(d) thereto.

            (j) The words "Playboy International" are replaced with the words "Playboy TV International" wherever they exist in the Credit Agreement and the other Loan Documents.

            SECTION 2. Representations and Warranties. Each of the Company and PHI represents and warrants to and covenants with each Lender as follows:

                  (a) on and as of the date hereof, and after giving effect to the amendments provided for in Section 1 of this Amendment:

                        (i) The representations and warranties set forth in
                  Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

                        (ii) No Event of Default or Default has occurred and is
                  continuing.

                  (b) The consideration given by the Company and the
            Subsidiaries in connection with the Playboy TV International Restructuring will consist solely of the termination or modification of rights of the Company and the Subsidiaries under the Existing Playboy TV International Agreements and not of any cash, cash equivalents or Indebtedness. The Playboy TV International Restructuring and the Playboy TV International Amendments will not include any terms not described in Schedule 1.01(d) hereto that would be materially likely to be materially adverse to the Company and the Subsidiaries, taken as a whole, or to the rights or interests of the Lenders.

            The representations and warranties and the covenants contained in this Section 2 shall for all purposes of the Credit Agreement be deemed to be set forth in Articles III and VI thereof, respectively.

            SECTION 3. Effectiveness. This Amendment shall become effective upon the execution of counterparts of the signature pages hereto by the Company, PHI, the Administrative Agent and Lenders constituting the Required Lenders; provided, that the amendments set forth in

Section 1 shall not become effective until each of the following conditions precedent shall have been satisfied:

            (a) The Borrower shall have paid to the Administrative Agent, for the account of each Lender that shall have executed this Amendment at or prior to 5:00 p.m., New York City time, on October 18, 2002, in immediately available funds, an amendment fee equal to 0.125% of the aggregate outstanding Term Loans, Revolving Credit Exposure and unused Revolving Credit Commitment of such Lender on the date hereof (determined after giving effect to any prepayments and Commitment reductions prior to the date of this Amendment).

            (b) The Administrative Agent shall have received such evidence as the Administrative Agent or Cravath, Swaine & Moore, counsel to the Administrative Agent, shall reasonably have requested as to the corporate power and authority of the Company and PHI to enter into and perform their obligations under this Amendment reasonably satisfactory in form and substance to the Administrative Agent and to Cravath, Swaine & Moore.

The Administrative Agent shall notify the Lenders of the satisfaction of the foregoing conditions, and such notice shall, in the absence of manifest error, conclusively evidence the satisfaction of such conditions.

            SECTION 4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 5. Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel to the Administrative Agent.

            SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            SECTION 8. Effect of Amendment. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                   PLAYBOY ENTERPRISES, INC,

                                        by

                                            /s/ Robert D. Campbell
                                            ------------------------------------
                                            Name:  Robert D. Campbell
                                            Title: SVP, Treasurer


                                   PEI HOLDINGS, INC.,

                                        by

                                            /s/ Robert D. Campbell
                                              ----------------------------------
                                            Name:  Robert D. Campbell
                                            Title: Treasurer


                                   CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent, Collateral Agent and Issuing Bank,

                                        by

                                            /s/ Bill O'Daly
                                            ------------------------------------
                                            Name:  Bill O'Daly
                                            Title: Director

                                        by

                                            /s/ Jay Chall
                                            ------------------------------------
                                            Name:  Jay Chall
                                            Title: Director

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                      NAME OF INSTITUTION: ING CAPITAL LLC
                                           ---------------------------


                                        by  /s/ William James
                                           ---------------------------
                                           Name:  William James
                                           Title: Director

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                 NAME OF INSTITUTION: FIRST DOMINION FUNDING II
                                      -------------------------------


                                  by  /s/ Andrew H. Marshak
                                      -------------------------------
                                      Name:    Andrew H. Marshak
                                      Title:   Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999


                           To Approve This Amendment:

                 NAME OF INSTITUTION: FIRST DOMINION FUNDING III
                                      -------------------------------


                                  by  /s/ Andrew H. Marshak
                                      -------------------------------
                                      Name:  Andrew H. Marshak
                                      Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                   NAME OF INSTITUTION: BANK OF AMERICA, N.A.
                                        ----------------------------


                                   by  /s/ Ronald Prince
                                       -----------------------------
                                       Name:  Ronald Prince
                                       Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

               NAME OF INSTITUTION: FRANKLIN FLOATING RATE TRUST
                                    ---------------------------------


                                by  /s/ Richard Hsu
                                    ---------------------------------
                                    Name:  Richard Hsu
                                    Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

               NAME OF INSTITUTION: HARRIS TRUST AND SAVINGS BANK
                                    ----------------------------------


                                by  /s/ Ronald V. Redd
                                    ----------------------------------
                                    Name:  Ronald V. Redd
                                    Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                       NAME OF INSTITUTION: KZH SOLEIL LLC
                                            --------------------------


                                        by  /s/ Susan Lee
                                            --------------------------
                                            Name:  Susan Lee
                                            Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                      NAME OF INSTITUTION: KZH SOLEIL-2 LLC
                                           ------------------------------


                                       by  /s/ Susan Lee
                                           ------------------------------
                                           Name:  Susan Lee
                                           Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

               NAME OF INSTITUTION: GALAXY CLO 1999-1 LTD.
                                    ----------------------------


                                 by /s/ Scott H. Richland
                                    ----------------------------
                                    Name:  Scott H. Richland
                                    Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                     NAME OF INSTITUTION: LASALLE BANK, N.A.
                                         ---------------------------


                                     by  /s/ Kyle Freimuth
                                         ---------------------------
                                         Name:  Kyle Freimuth
                                         Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                       NAME OF INSTITUTION: KZH ING-2 LLC
                                            ---------------------------


                                        by  /s/ Susan Lee
                                            ---------------------------
                                            Name:  Susan Lee
                                            Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                NAME OF INSTITUTION: MOUNTAIN CAPITAL CLO 1 LTD.
                                     -------------------------------


                                 by  /s/ Darren P. Riley
                                     ---------------------------
                                     Name:  Darren P. Riley
                                     Title: Director

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

          NAME OF INSTITUTION: PPM AMERICA, INC., as Attorney-in-fact, on behalf of JACKSON NATIONAL LIFE
                                INSURANCE COMPANY
                               -----------------------------------------


                           by  /s/ David C. Wagner
                               -----------------------------------------
                               Name:  David C. Wagner
                               Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                                 SIXTH AMENDMENT
                                                                     DATED AS OF
                                                                OCTOBER 15, 2002
                                                                  TO THE PLAYBOY
                                                               ENTERPRISES, INC.
                                                                CREDIT AGREEMENT
                                                                     DATED AS OF
                                                               FEBRUARY 26, 1999

                           To Approve This Amendment:

                 NAME OF INSTITUTION: PPM SPYGLASS FUNDING TRUST
                                      -------------------------------


                                  by  /s/ Diana L. Mushill
                                      -------------------------------
                                      Name:  Diana L. Mushill
                                      Title: Authorized Agent